Prospectus Supplement February 22, 2019

For the following funds with prospectuses dated September 1, 2018-January 1, 2019 (each as supplemented to date):

Capital Group Emerging Markets Total Opportunities Fund®

Emerging Markets Growth Fund, Inc.SM

Private Client Services FundsSM

The following paragraph is being added above the sentence that reads “The following are principal risks associated with the fund’s investment strategies” in the “Investment objective(s), strategies and risks” section of the prospectus for each of the funds listed above:

The fund’s daily cash balance may be invested in one or more money market or similar funds managed by the investment adviser or its affiliates (“Central Funds”). Shares of Central Funds are not offered to the public and are only purchased by the fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the fund’s investment adviser and its affiliates. When investing in Central Funds, the fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-319-0219O Printed in USA CGD/AFD/10039-S70297

Statement of Additional Information Supplement February 22, 2019

For the following funds with statements of additional information dated September 1, 2018–January 1, 2019 (each as supplemented to date):

Capital Group Emerging Markets Total Opportunities Fund®	Emerging Markets Growth Fund, Inc.SM

The paragraph under the subheading “Cash and cash equivalents” in the “Description of certain securities, investment techniques and risks” section is amended to read as follows:

The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less. Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-316-0219O CGD/10149-S70332

Capital Group Private Client Services FundsSM Statement of Additional Information Supplement February 22, 2019 (for statement of additional information dated January 1, 2019)

The second paragraph under the subheading “Cash and cash equivalents” of the “Applicable to all funds” subsection in the “Description of certain securities, investment techniques and risks” section is amended to read as follows:

The Core Bond Fund and the Equity Funds may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-317-0219O CGD/10149-S70333